Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Talaris Therapeutics, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: February 11, 2022

CLARUS LIFESCIENCES III, L.P.
By Clarus Ventures III GP, L.P., its general partner
By Blackstone Clarus III L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS DEFINED EXIT I, L.P.
By Clarus Ventures DE GP, L.P., its general partner
By: Blackstone Clarus DE L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS DE II, L.P.
By Clarus Ventures DE GP, L.P., its general partner
By: Blackstone Clarus DE L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS IV-A, L.P.
By: Clarus IV GP, L.P., its general partner
By: Blackstone Clarus GP L.P., its general partner
By: Blackstone Clarus GP L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS IV-B, L.P.
By: Clarus IV GP, L.P., its general partner
By: Blackstone Clarus GP L.P., its general partner
By: Blackstone Clarus GP L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS IV-C, L.P.
By: Clarus IV GP, L.P., its general partner
By: Blackstone Clarus GP L.P., its general partner
By: Blackstone Clarus GP L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS IV-D, L.P.
By: Clarus IV GP, L.P., its general partner
By: Blackstone Clarus GP L.P., its general partner
By: Blackstone Clarus GP L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS VENTURES III GP, L.P.
By Blackstone Clarus III L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

BLACKSTONE CLARUS III L.L.C.

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS VENTURES DE GP, L.P.
By: Blackstone Clarus DE L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

BLACKSTONE CLARUS DE L.L.C.

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

CLARUS IV GP, L.P.
By: Blackstone Clarus GP L.P., its general partner
By: Blackstone Clarus GP L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

BLACKSTONE CLARUS GP L.P.
By: Blackstone Clarus GP L.L.C., its general partner

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

BLACKSTONE CLARUS GP L.L.C.

By:	/s/ Omar Rehman
Name: Omar Rehman
Title: Chief Compliance Officer and Secretary

BLACKSTONE HOLDINGS I L.P.
By Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS II L.P.
By Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE HOLDINGS I/II GP L.L.C

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE INC.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman